SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 1, 2013

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court

Carlsbad, CA 92010

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2013 Elizabeth L. Hougen was appointed as Senior Vice President, Finance and Chief Financial Officer of Isis Pharmaceuticals, Inc. (“Isis”).

Ms. B. Lynne Parshall will continue to serve as Isis’ Chief Operating Officer, Corporate Secretary and as a member of Isis’ Board of Directors.

Ms. Hougen, age 51, was promoted to Senior Vice President, Finance and Chief Financial Officer on January 1, 2013. From January 1, 2007 to January 2013, Ms. Hougen served as Isis’ Vice President, Finance and Chief Accounting Officer and from May 2000 to January 1, 2007, she served as Isis’ Vice President, Finance.  Prior to joining Isis in 2000, Ms. Hougen held various positions of increasing responsibility, most recently as Executive Director, Finance and Chief Financial Officer, for Molecular Biosystems, Inc., a public biotechnology company. Ms. Hougen holds a B.A. from Franklin and Marshall College and an MBA from the University of San Diego.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: January 1, 2013	By:	/s/ B. Lynne Parshall
B. LYNNE PARSHALL
Chief Operating Officer and Director